EXHIBIT 32.2
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Birch Branch, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
A. Powell, Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ George A. Powell
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George A. Powell
Vice President, Secretary and Director
April 15, 2007